UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Filed by a party other than the Registrant ☒
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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
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☐	Soliciting Material under § 240.14a-12
Alkermes plc

(Name of Registrant as Specified In Its Charter)

Sarissa Capital Management LP
Sarissa Capital Offshore Master Fund LP
Sarissa Catapult Holdings Ltd
Sarissa Capital Catapult Fund LLC
Sarissa Capital Hawkeye Fund LP
ISP Fund LP
Sarissa Capital Master Fund II LP
Sarissa Capital Athena Fund Ltd
Atom Master Fund LP
Sarissa Capital Fund GP LP
Sarissa Capital Fund GP LLC
Sarissa Capital Offshore Fund GP LLC
Sarissa Capital Management GP LLC
Alexander J. Denner, Ph.D.
Patrice Bonfiglio
Sarah J. Schlesinger, M.D.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PRELIMINARY PROXY MATERIAL. SUBJECT TO COMPLETION.
2023 ANNUAL MEETING OF SHAREHOLDERS

OF

ALKERMES PLC
Registered in Ireland-No. 498284
Connaught House
1 Burlington Road
Dublin 4, Ireland, D04 C5Y6
PROXY STATEMENT

DATED [•], 2023

OF

Sarissa Capital Management LP
Sarissa Capital Offshore Master Fund LP
Sarissa Catapult Holdings Ltd
Sarissa Capital Catapult Fund LLC
Sarissa Capital Hawkeye Fund LP
ISP Fund LP
Sarissa Capital Master Fund II LP
Sarissa Capital Athena Fund Ltd
Atom Master Fund LP
Sarissa Capital Fund GP LP
Sarissa Capital Fund GP LLC
Sarissa Capital Offshore Fund GP LLC
Sarissa Capital Management GP LLC
Alexander J. Denner, Ph.D.
Patrice Bonfiglio
Sarah J. Schlesinger, M.D.
To Our Fellow Alkermes Shareholders:
This Proxy Statement and the accompanying BLUE universal proxy card are being furnished to shareholders (“Shareholders”), of ordinary shares, $0.01 par value per share (the “Shares”), of Alkermes plc (“Alkermes” or the “Company”) in connection with our solicitation of proxies to be used at the 2023 Annual General Meeting of Shareholders (the “Annual Meeting”), which is scheduled to be held on [•], 2023, at [•] p.m., Irish Standard Time, at [•], and at any adjournments or postponements thereof. This Proxy Statement and the BLUE universal proxy card are first being furnished to Shareholders on or about [•], 2023.
This solicitation is being conducted by Sarissa Capital Management LP, a Delaware limited partnership (“Sarissa Capital”), Sarissa Capital Offshore Master Fund LP, a Cayman Islands exempted limited partnership (“Offshore”), Sarissa Catapult Holdings Ltd, a Cayman Islands exempted company (“Catapult Co”), Sarissa Capital Catapult Fund LLC, a Delaware limited liability company (“Catapult LLC”), Sarissa Capital Hawkeye Fund LP, a Delaware limited partnership (“Hawkeye”), ISP Fund LP, a Delaware limited partnership (“ISP”), Sarissa Capital Master Fund II LP, a Cayman Islands limited partnership (“Master II”), Sarissa Capital Athena Fund Ltd, a Cayman Islands private limited company (“Athena”), Atom Master Fund LP, a Cayman Islands limited partnership (“Atom”), Sarissa Capital Fund GP LP, a Delaware limited partnership (“Fund GP LP”), Sarissa Capital Fund GP LLC, a Delaware limited liability company (“Fund GP LLC”), Sarissa Capital Offshore Fund GP LLC, a Delaware limited liability company (“Offshore GP”), Sarissa Capital Management GP LLC, a Delaware limited liability company (“Management GP”), and Alexander J. Denner, Ph.D. (together with Sarissa

Capital, Offshore, Catapult Co, Catapult LLC, Hawkeye, ISP, Master II, Athena, Atom, Fund GP LP, Fund GP LLC, Offshore GP and Management GP, the “Sarissa Participants” or “we”), as well as Patrice Bonfiglio and Sarah J. Schlesinger, M.D. (together with Dr. Denner, the “Sarissa Nominees” and together with the Sarissa Participants, the “Participants”).
As more fully discussed in this Proxy Statement, we are soliciting proxies to be used at the Annual Meeting for the following items:
1.	To elect the Sarissa Nominees to serve on the Company’s Board of Directors (the “Board”).
2.	To vote against, in a non-binding, advisory vote, the compensation of the Company’s named executive officers.
3.
To ratify, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the independent auditor and accounting firm of the Company and to authorize, in a binding vote, the Audit and Risk Committee of the Board to set the independent auditor and accounting firm’s remuneration.

4.	To approve the Alkermes plc 2018 Stock Option and Incentive Plan, as amended.
5.	To renew Board authority to allot and issue shares under Irish law.
6.	To renew Board authority to disapply the statutory pre-emption rights that would otherwise apply under Irish law.
7.	To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.
THIS SOLICITATION IS BEING MADE BY THE PARTICIPANTS AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF ALKERMES.
At the Annual Meeting, we will seek to elect to the Board each of Patrice Bonfiglio, Alexander J. Denner, Ph.D., and Sarah J. Schlesinger, M.D.
We believe that the Sarissa Nominees’ knowledge of medicine, investments, operations, research and development, and partnerships would be extremely beneficial to Alkermes and, therefore, its Shareholders and will significantly improve the expertise and leadership of the Board. Each of the Sarissa Nominees has consented to being named in a proxy statement relating to the Annual Meeting and, if elected, to serve as a director.
The Board currently consists of 11 members. Pursuant to the Company’s Articles of Association (the “Articles of Association”), the Board is divided into three classes; however, beginning in 2022, each class of directors that is up for election is eligible for a one-year term, which means that the entire Board will be up for election for a one-year term next year. This year, seven directors are up for election for a one-year term. We are soliciting proxies for the Sarissa Nominees to serve as three of such directors of the Company.
The Participants are required to include all nominees for election on the BLUE universal proxy card. This enables a Shareholder who desires to vote for up to a full complement of director nominees to use the BLUE universal proxy card to vote for any nominees for election.
WE URGE YOU TO VOTE THE BLUE UNIVERSAL PROXY CARD FOR THE ELECTION OF MS. BONFIGLIO, DR. DENNER, AND DR. SCHLESINGER.

BACKGROUND OF THE SOLICITATION
The Sarissa Participants are long-term investors in Alkermes, having initiated our investment in 2019 believing the Company was significantly undervalued. From the inception of our investment, we have attempted to engage in meaningful discussions with Alkermes regarding the business and operations of the Company, including its discordant business franchises, cost structure, capital allocation, and corporate governance. Throughout these discussions, we have consistently maintained our belief that the Company’s ability to unlock meaningful value for Shareholders requires a more owner-centric mentality in the boardroom.
Richard Pops, the CEO and Chairman of Alkermes, has presided over tremendous Shareholder value destruction since becoming CEO of Alkermes over thirty years ago. Despite growing revenues in the last five years and having annual revenues exceeding $1 billion, Alkermes has consistently operated at a net loss. During the last five years, Alkermes’ stock price has declined 30% and underperformed the iShares Biotechnology ETF (“IBB”) by approximately 58% (calculated by subtracting the percentage change of Alkermes’ Share price from the percentage change of IBB price from 05/08/2018 to 05/08/2023). Despite this consistent under-performance and destruction of Shareholder value, the Board has astonishingly permitted Mr. Pops to preside over the Company with little accountability to Shareholders.
In 2020, we engaged in dialogue with Alkermes, with almost all of the substantive engagement controlled by Mr. Pops. During these discussions, we conveyed our views regarding the Company, particularly its cost structure, capital allocation, and strategy, noting that given the sustained period of under-performance, the Company could significantly benefit from more accountability and that Shareholder presence on the Board would be valuable.
On December 4, 2020, in light of Alkermes’ consistent poor operating performance and the erosion of Shareholder value, and to preserve flexibility given the nomination and proposal deadlines contained in the Alkermes organizational documents, we filed a notice reserving the right to nominate Dr. Denner to the Board at the 2021 Annual General Meeting of Shareholders.
Our dialogue with the Company continued into the first quarter of 2021 and was completely controlled by Mr. Pops and was devoid of any discussions with independent directors. During these interactions, we continued to express concerns regarding the operational execution, capital allocation, and corporate governance of the Company and its lack of positive Shareholder returns.
On April 29, 2021, we reached an agreement with the Company pursuant to which Offshore received the right to work with the Company over the next six months to identify an appropriate candidate to be added to the Board, including from a list of candidates that both we and the Company deemed acceptable. Mr. Pops informed Dr. Denner that the list of candidates was approved by the Board (including the Company’s Nominating and Corporate Governance Committee (the “NomGov Committee”)). Notably, that list of candidates that both we and the Company deemed acceptable included a member of the board of directors of Biogen Inc. A predicate for this agreement was our understanding that the Company would continue to engage in good faith discussions regarding the appointment of one or more of our designees to the Board and would continue to focus on improving corporate governance, operations, and capital allocation.
The Company held its 2021 Annual General Meeting of Shareholders in June 2021. In reaction to pressure from the Sarissa Participants, and we suspect other Shareholders, the Company agreed to submit to Shareholders a proposal to de-stagger the Board at this meeting. We welcomed this change but were very disappointed by the Company’s approach to its implementation. Rather than following best corporate governance practices and effecting an immediate switch to have all members of the Board elected annually commencing at the 2022 Annual General Meeting of Shareholders, the Board opted to phase in the de-staggering of the Board over a multiple-year period. We interpreted this as an unfortunate continuation of the poor corporate governance profile of the Company – in this case, only modifying unnecessary structural defenses in the face of Shareholder demands and then only in a manner that preserved the status quo for a multi-year period. Notably, up to 27% of the shares voted at that annual meeting voted against the members of the Board up for election at that meeting.
On November 18, 2021, and pursuant to the previously announced agreement, the Company designated Cato T. Laurencin, M.D., Ph.D. to serve as a member of the Board. At that time, we noted that the designation of Dr. Laurencin was a positive initial step but emphasized that discussions with the Company regarding Board composition and other matters should continue.

Our dialogue with Mr. Pops continued during the fourth quarter of 2021 but again was devoid of any interactions with independent directors. On January 7, 2022, in light of these ongoing discussions and in order to preserve flexibility given the nomination and proposal deadlines contained in the Alkermes organizational documents, we filed a notice reserving the right to nominate Dr. Denner and Dr. Schlesinger to the Board at the 2022 Annual General Meeting of Shareholders.
The discussions with Mr. Pops continued throughout the first half of 2022 and focused on the need for enhanced management accountability given many years of poor operational execution and total Shareholder return. At this point, the Sarissa Participants and Mr. Pops had engaged in ongoing discussions for nearly two years. We were increasingly frustrated by the lack of action, continued mismanagement, and poor financial performance of the Company, as well as the Company’s overall approach to these interactions. Importantly, as we informed Alkermes, none of these interactions involved the NomGov Committee or any other independent board members. The lack of independent director involvement is particularly troublesome and we believe reflects poor oversight and accountability because matters concerning board representation are legally required to be undertaken by the NomGov Committee.
In May 2022, without prior notice to the Sarissa Participants and without any interviews of our candidates or other involvement by the NomGov Committee or any other independent board members, notwithstanding the ongoing engagement, the Company filed a proxy statement announcing its director slate for the 2022 Annual General Meeting of Shareholders. This abrupt announcement effectively terminated our ongoing discussions with the Company, which were long predicated on the addition of one or more of our designees to the Board. Moreover, we found it troublesome that the Company can file its proxy statement rejecting our nominees without any interviews or discussion between those nominees and the NomGov Committee or any other independent Board members.
The Company’s proxy statement was replete with errors and mischaracterizations of the dialogue between the Sarissa Participants and Mr. Pops. Rather than present a balanced view of the interactions and focus on the significant underperformance of the Company from an operational and Shareholder return perspective, the Company chose to portray a false narrative regarding its interactions with the Sarissa Participants, including attempting to set up purported conflicts of interest given Dr. Denner’s association with Biogen. We believe the purported conflicts of interest appeared to be an excuse to block Sarissa Participant candidates from joining the Board, given that the Board previously approved another Biogen director as a suitable Board candidate with no issue.
On May 27, 2022, we issued a press release condemning the Company’s corporate governance in light of the terminated conversations between the Sarissa Participants and the Company. In particular, we publicly noted that during the almost two-year engagement, notwithstanding the submission of two nomination notices during this period (and the public rejection of our nominees by the Board), we did not interact with any independent member of the Board or the NomGov Committee. We viewed this behavior as a continuation of the Company’s poor corporate governance that vested far too much power and influence in a very long-tenured CEO and Chairman who has no interest in allowing the Sarissa Participants in the boardroom, despite the Sarissa Participants being one of Alkermes’ largest Shareholders with a stellar track record of success.
Notwithstanding the Company’s conduct, we remained focused on attempting to maximize Shareholder value. Relying significantly on the announcement that two long-tenured members of the Board, Mr. Anstice and Ms. Dixon, would not stand for re-election, we determined to support the Company’s nominees at the 2022 Annual General Meeting of Shareholders. We issued a press release on July 6, 2022 announcing this position, and the subsequent shareholder vote for the incumbent directors was far more favorable for the incumbent directors than the prior annual meeting. We were hopeful that the resignation of two long-tenured members of the Board and other recent Board changes would enable the independent members of the Board to step up in their responsibilities to represent Shareholder interests even in the face of resistance from Mr. Pops.
The engagement with the Company continued for the balance of 2022 and into 2023. Although all the prior interactions were being led and controlled by a long-tenured CEO and Chairman, with no substantive independent director involvement, the Board apparently began to acknowledge that this was inappropriate. Gradually, certain independent members of the Board began to have a direct dialogue with Dr. Denner. We believed these interactions with the independent board members was positive and that good constructive dialogue was being achieved.

We were encouraged by this dialogue, but we remained concerned that certain Board members would not act in a manner that was counter to the wishes of Mr. Pops. In fact, we were told that the Board was split on whether to add Sarissa Participant representatives to the Board. As a result, on February 3, 2023, we filed a notice reserving the right to nominate Ms. Bonfiglio, Dr. Denner, and Dr. Schlesinger to the Board at the Annual Meeting.
In April and May 2023, Dr. Denner and Nancy J. Wysenski, the lead independent Board member, corresponded virtually and by email.
Dr. Denner and other representatives of the Sarissa Participants had discussions with Ms. Wysenski and other independent Board members and continued to believe that the dialogue was good and that the Board members were receptive to our views. Dr. Denner was told however that the Board continued to be split on whether to add representatives of the Sarissa Participants to the Board. Dr. Denner reiterated that the Sarissa Nominees would be valuable additions to the Board and emphasized the Sarissa Participants’ desire to avoid a contested annual meeting. He also noted that we had learned that Mr. Pops had recently undertaken a roadshow with investors that we understood involved Mr. Pops lobbying Shareholders against Sarissa Participant representation on the Board. We find this conduct highly unusual and concerning, particularly given that it occurred during the Company’s quiet period and prior to the filing of any proxy materials with the Securities and Exchange Commission (the “SEC”). We believe that Mr. Pops should be focused on running the Company instead of lobbying against Shareholder representation on the Board. When Dr. Denner brought these concerns to the independent Board members, we were informed that the Company did not intend to add any of the Sarissa Nominees to the Board.
Ms. Wysenski indicated that the Company would like to settle with the Sarissa Participants and proposed that instead of adding any Sarissa Nominees to the Board, the full Board (including Mr. Pops) would be willing to meet with the Sarissa Participants two times per year for as long as we remain significant Shareholders. Dr. Denner responded that we would also really like to settle and not have a proxy contest and asked, if the Board wanted to meet with the Sarissa Participants and discuss its views, why would they not just add Sarissa Participant representation to the Board. Further, Dr. Denner expressed that the best way to settle would be for the Sarissa Participants and Alkermes to meet and to work together constructively and that we had many ideas on ways to avoid a proxy contest. Ms. Wysenski asked Dr. Denner to provide any settlement ideas in writing for them to be considered by the Board.
On May 7, 2023, Dr. Denner floated an idea to link Sarissa Participant representation on the Board with the Company’s stock performance and asked to discuss with the Board over the next few days.
On May 8, 2023, the Company filed a preliminary proxy statement with the SEC rejecting the Sarissa Nominees. On that same date, the Company issued a press release announcing that the Board rejected the Sarissa Nominees and that the Company is pleased to see the implementation of several Shareholder-supported initiatives and execution of the Company’s strategy translate into value creation for Shareholders and Share price outperformance. We believe the Board can do more to create Shareholder value and should not be pleased with the Alkermes’ Share price performance. We hope to continue our dialogue with the independent Board members in the hopes of avoiding a proxy contest and achieving a settlement that is favorable to Shareholders.
The Sarissa Participants own Shares valued at more than $430 million, have a long track record of success generating value for shareholders of healthcare companies by working collaboratively in the boardroom, and have proposed excellent candidates to the Board. We cannot understand why the Company is prepared to spend such a tremendous amount of time and Shareholder funds to keep us off the Board. We are eager to reach an amicable settlement with the independent Board members so that we can work together to unlock Shareholder value.
On May 9, 2023, we filed a preliminary proxy statement with the SEC.
WE URGE YOU TO VOTE THE BLUE UNIVERSAL PROXY CARD FOR THE ELECTION OF MS. BONFIGLIO, DR. DENNER, AND DR. SCHLESINGER.

IMPORTANT
According to the proxy statement Alkermes filed with the SEC for the Annual Meeting (the “Alkermes Proxy Statement”), the directors will be elected by a plurality of the votes cast in person or by proxy, which means that only those seven nominees receiving the highest number of votes cast will be elected as directors. As a result, your vote is extremely important.
WE URGE YOU TO VOTE THE BLUE UNIVERSAL PROXY CARD FOR THE ELECTION OF MS. BONFIGLIO, DR. DENNER, AND DR. SCHLESINGER.
If your Shares are registered in your own name, please sign and date the enclosed BLUE universal proxy card and return it in the enclosed postage-paid envelope today, or vote via the Internet or by telephone by following the voting instructions on the BLUE universal proxy card.
If your Shares are held by a broker, bank, or other nominee, please direct your broker, bank, or other nominee to vote your Shares.
WE URGE YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY ALKERMES. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE THAT PROXY BY DELIVERING A LATER-DATED, PROPERLY-EXECUTED BLUE UNIVERSAL PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE, BY USING THE BLUE UNIVERSAL PROXY CARD TO VOTE BY INTERNET OR TELEPHONE, OR BY VOTING IN PERSON AT THE ANNUAL MEETING. SEE “VOTING PROCEDURES” AND “HOW TO VOTE” BELOW.
Since only your latest dated, properly-executed proxy card will count, in order to support the Sarissa Nominees, please make certain that the latest dated proxy card you return is the BLUE universal proxy card.
If you have any questions or require any assistance in voting your Shares, contact our proxy solicitor:
D.F. King & Co., Inc.
48 Wall Street
New York, New York 10005
Shareholders call toll-free: (866) 207-3648
Brokers and Banks call: (212) 493-6952
Email: ALKS@dfking.com
This Proxy Statement, as well as other proxy materials distributed by the Participants, will be available free of charge online at [•].
Only holders of record of Shares as of the close of business on [•], 2023 (the “Record Date”) are entitled to notice of, and to attend and to vote at, the Annual Meeting and any adjournments or postponements thereof. According to the Alkermes Proxy Statement, as of the Record Date, there were outstanding [•] Shares. Shareholders of record at the close of business on the Record Date will be entitled to one vote on each matter to be voted upon at the Annual Meeting for each Share held on the Record Date.
As of the close of business on the Record Date, the Sarissa Participants may be deemed to beneficially own, in the aggregate and within the meaning of Rule 13d-3 of the Exchange Act, 14,040,000 Shares, representing approximately [•]% of the outstanding Shares (based upon the [•] Shares stated to be outstanding as of the Record Date by the Company as set forth in the Alkermes Proxy Statement).
The Sarissa Participants intend to vote such Shares FOR the election of the Sarissa Nominees.
VOTE FOR THE ELECTION OF MS. BONFIGLIO, DR. DENNER, AND DR. SCHLESINGER TODAY BY MARKING, SIGNING, DATING, AND RETURNING THE ENCLOSED BLUE UNIVERSAL PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT OR BY USING THE BLUE UNIVERSAL PROXY CARD TO VOTE BY INTERNET OR TELEPHONE.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
Proposal 1 – Election of Directors
Article 98 of the Articles of Association provides that nominations of persons for election to the Board at an annual meeting of shareholders may be made “ … by any Member who (i) complies with the notice procedures set forth in Articles 99 or 100, as applicable, (ii) was a Member at the time such notice is delivered to the Secretary and on the record date for the determination of Members entitled to vote at such general meeting, and (iii) is present at the relevant general meeting, either in person or by proxy, to present her nomination …” On February 3, 2023, Offshore, a record holder of Shares, delivered timely notice in accordance with the foregoing and otherwise in accordance with the Articles of Association, of its intention to nominate and seek to elect Ms. Bonfiglio, Dr. Denner, and Dr. Schlesinger to the Board at the Annual Meeting. The Sarissa Nominees, if elected, would serve a one-year term and hold office until the 2024 Annual General Meeting of Shareholders. Background information about the Sarissa Nominees is set forth below and in Annex A.
Shareholders are permitted to vote for any combination (up to seven total) of the Sarissa Nominees and candidates proposed by the Company on the BLUE universal proxy card. If Shareholders choose to vote for any of the candidates proposed by the Company, we recommend that they vote “FOR” [•], [•], [•], and [•], who we refer to as the “Unopposed Company Nominees.”
We believe the best opportunity for the Sarissa Nominees to be elected will arise if Shareholders vote “FOR” each of the Sarissa Nominees and the Unopposed Company Nominees on the BLUE universal proxy card.
If elected, the Sarissa Nominees will be a minority of the Board and will not alone be able to adopt resolutions. However, the Sarissa Nominees expect to be able to actively engage other Board members in full discussion of the issues facing the Company and resolve them together. By utilizing their experience and working constructively with other Board members, the Sarissa Nominees believe they can effect positive change at the Company.
Patrice Bonfiglio, age 40
Patrice Bonfiglio is the President of Sarissa Capital, a registered investment advisor focused on improving the strategies of companies to enhance stockholder value in the healthcare sector. Since 2014, Ms. Bonfiglio served in various roles at Sarissa Capital, including Chief Operating Officer, Chief Financial Officer and Chief Compliance Officer. From September 2020 to November 2022, Ms. Bonfiglio served as Chief Financial Officer of Sarissa Capital Acquisition Corp. (“SCAC”), a publicly traded special purpose acquisition company focusing on the healthcare and biopharma industry. Since February 2023, Ms. Bonfiglio has served as a director of Amarin Corporation plc (Nasdaq: AMRN), a healthcare company. Ms. Bonfiglio received her B.S. degree from Temple University.
Ms. Bonfiglio is well-qualified to serve as a member of the Board due to her significant operational, accounting, finance and compliance expertise.
Alexander J. Denner, Ph.D., age 53
Alexander J. Denner, Ph.D. is the founding partner and Chief Investment Officer of Sarissa Capital, which he founded in 2012. From September 2020 to November 2022, Dr. Denner served as Chief Executive Officer of SCAC. From 2006 to 2011, Dr. Denner served as a Senior Managing Director at Icahn Capital L.P. Prior to that, he served as a portfolio manager at Viking Global Investors, a private investment fund, and Morgan Stanley Investment Management, a global asset management firm. Dr. Denner has served as a director of Biogen Inc. (Nasdaq: BIIB) since June 2009, of Ironwood Pharmaceuticals, Inc. (Nasdaq: IRWD) since October 2020, and of Attralus, Inc. since September 2021, all of which are healthcare companies. Previously, Dr. Denner had also served as a director of SCAC and the following healthcare companies: The Medicines Company (where he also served as Chairman), Bioverativ Inc., and ARIAD Pharmaceuticals, Inc. (where he also served as Chairman). Dr. Denner received his S.B. degree from the Massachusetts Institute of Technology and his M.S., M.Phil. and Ph.D. degrees from Yale University.
Dr. Denner has significant experience overseeing the operations and research and development of healthcare companies and evaluating corporate governance matters. He also has extensive experience as an investor, particularly with respect to healthcare companies and possesses broad healthcare industry knowledge, all of which make Dr. Denner well-qualified to serve as a member of the Board.
Sarah J. Schlesinger, M.D., age 63
Sarah J. Schlesinger, M.D. is an Associate Professor of Clinical Investigation at The Rockefeller University and Senior Attending Physician at The Rockefeller University Hospital. Dr. Schlesinger led the Dendritic Cell section of the Division of Retrovirology at the Walter Reed Army Institute of Research and was also a member of the Division of Infectious and Parasitic Disease Pathology at the Armed Forces Institute of Pathology from 1994 to 2002. In 2002, Dr. Schlesinger rejoined The Rockefeller University and began working with the International AIDS Vaccine Initiative as a Scientist in Vaccine Research and Design. Dr. Schlesinger has been a member of The Rockefeller University Hospital’s Institutional Review Board (“IRB”) (Ethics Committee) since 2003 and previously served as IRB’s vice-chairperson. In 2017, she assumed the position of chairperson of the IRB. She is the director of the education and training programs at The Rockefeller University Center for Clinical and Translational Science and serves on the Medical Staff Executive Committee of The Rockefeller University Hospital. Dr. Schlesinger has served as a director of Innoviva Inc. (Nasdaq: INVA) since 2018, Armata Pharmaceuticals (NYSE: ARMP) since 2020 and eGenesis since 2020, all of which are healthcare companies. She also currently serves on the board of two non-profit organizations: Global Viral and The Hastings Center, the pre-eminent center for the study of bioethics. Dr. Schlesinger served as an independent director of Ariad Pharmaceuticals from 2013 until its sale to Takeda Pharmaceutical Company Limited in 2017 and of The Medicines Company from 2018 until its sale to Novartis AG in 2020. She also previously served on the board of AVAC (AIDS Vaccine Advocacy Coalition). Dr. Schlesinger has an A.B. from Wellesley College and a M.D. from Rush Medical College in Chicago, Illinois.
Dr. Schlesinger has extensive experience in medicine, research, clinical development, corporate governance and operations, making her well-qualified to serve as a member of the Board.
WE STRONGLY URGE YOU TO VOTE FOR THE ELECTION OF MS. BONFIGLIO, DR. DENNER, AND DR. SCHLESINGER BY MARKING, SIGNING, DATING, AND RETURNING THE ENCLOSED BLUE UNIVERSAL PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT OR BY USING THE BLUE UNIVERSAL PROXY CARD TO VOTE BY INTERNET OR TELEPHONE. IF YOU RETURN A PROPERLY EXECUTED BLUE UNIVERSAL PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL THE SHARES REPRESENTED BY THE BLUE UNIVERSAL PROXY CARD FOR THE ELECTION OF MS. BONFIGLIO, DR. DENNER, AND DR. SCHLESINGER, AND EACH OF THE UNOPPOSED COMPANY NOMINEES.
Interests of the Participants
We believe that the Sarissa Nominees are independent under the independence standards applicable to the Company under paragraph (a)(1) of Item 407 of Regulation S-K and that, if elected, each would be an “independent director” as such term is defined by the Nasdaq Stock Market.
Each Sarissa Nominee and each other Participant has no interest in Alkermes, other than as follows:
Pursuant to the organizational documents of certain of the Sarissa Participants, Ms. Bonfiglio and Dr. Denner may be the beneficiaries of indemnification obligations from certain of the Sarissa Participants for certain acts or omissions taken or suffered by such person (including any act or omission taken or suffered by them in reliance upon and in accordance with the opinion or advice of experts) that relates to, or in connection with the business of, such Sarissa Participants, including in respect of the matters referred to in this Proxy Statement.
Each Sarissa Nominee and each other Participant may have an interest in the proposals being submitted for Shareholder vote at the Annual Meeting, including the election of directors, directly and indirectly: (i) through the beneficial ownership (if any) of the Shares or other securities of the Company described in this Proxy Statement, including Annex A; (ii) with respect to the Sarissa Participants, through performance-related fees (if any) based in part on the value (and any appreciation thereof) of the assets held by the Sarissa Participants; and (iii) with respect to Ms. Bonfiglio and Dr. Denner, through their interests in the profits, if any, derived as a result of their roles at the Sarissa Participants.
Dr. Denner is the managing member of Fund GP LLC and Management GP and the Chief Investment Officer of Sarissa Capital, which is (i) a registered investment advisor to Offshore, Hawkeye, ISP, Master II,

Athena, and Atom, (ii) a director of Catapult Co, and (iii) the managing member of Catapult LLC (together with Offshore, Hawkeye, ISP, Master II, Athena, Atom, and Catapult Co, the “Direct Beneficial Owners”). In his capacity as such, Dr. Denner has an interest in the profits, if any, derived by Sarissa Capital as the investment advisor to, director of or managing member of the Direct Beneficial Owners and by Fund GP LLC and Management GP as a direct or indirect partners or members of the Direct Beneficial Owners. These profits are based in part on the value (and any appreciation thereof) of the assets held by the Direct Beneficial Owners, which include Shares and other securities of the Company described in this Proxy Statement, including Annex A.
Except as set forth herein, (a) no Sarissa Nominee, nor any associate of any Sarissa Nominee, is a party adverse to Alkermes or any of its subsidiaries or has a material interest adverse to Alkermes or any of its subsidiaries in any material proceeding; (b) there is no event that occurred during the past 10 years with respect to a Sarissa Nominee that is required to be described under Item 401(f) of Regulation S-K; and (c) there is no arrangement or understanding between a Sarissa Nominee and any other person pursuant to which he or she is to be selected as a nominee.
MS. BONFIGLIO, DR. DENNER, AND DR. SCHLESINGER ARE COMMITTED TO ACTING IN THE BEST INTEREST OF ALL SHAREHOLDERS. WE URGE YOU TO VOTE YOUR BLUE UNIVERSAL PROXY CARD FOR THE ELECTION OF MS. BONFIGLIO, DR. DENNER, AND DR. SCHLESINGER.
Proposal 2 – Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers
According to the Alkermes Proxy Statement, the Company will also solicit proxies with respect to a proposal for the Shareholders to approve, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Alkermes Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, and related compensation tables and narrative discussion. Please refer to the Alkermes Proxy Statement for a discussion of such proposal.
We intend to vote, and recommend that you vote, AGAINST this proposal.
IF YOU RETURN A PROPERLY EXECUTED BLUE UNIVERSAL PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL OF THE SHARES REPRESENTED BY YOUR BLUE UNIVERSAL PROXY CARD AGAINST PROPOSAL 2.
Proposal 3 – Non-Binding Ratification of Appointment of Independent Auditor and Accounting Firm and Binding Authorization of Audit and Risk Committee to set Independent Auditor and Accounting Firm’s Remuneration
According to the Alkermes Proxy Statement, the Company will also solicit proxies with respect to a proposal for Shareholders to ratify, on a non-binding, advisory basis, the appointment of PricewaterhouseCoopers LLP as the independent auditor and accounting firm of the Company and to authorize, in a binding vote, the Audit and Risk Committee to set such independent auditor and accounting firm’s remuneration. Please refer to the Alkermes Proxy Statement for a discussion of such proposal.
We intend to vote, and recommend that you vote, FOR this proposal.
IF YOU RETURN A PROPERLY EXECUTED BLUE UNIVERSAL PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL OF THE SHARES REPRESENTED BY YOUR BLUE UNIVERSAL PROXY CARD FOR PROPOSAL 3.
Proposal 4 – Approval of Alkermes plc 2018 Stock Option and Incentive Plan, as amended
According to the Alkermes Proxy Statement, the Company will also solicit proxies with respect to a proposal for Shareholders to approve the Alkermes plc 2018 Stock Option and Incentive Plan, as amended (the “2018 Plan”), as proposed to be further amended to increase the number of Shares that are authorized for issuance thereunder by [•] (subject to adjustment for stock splits, stock dividends and similar events) and increase the number of Shares that may be awarded in the form of incentive stock options by the same amount. Please refer to the Alkermes Proxy Statement for a discussion of such proposal.
We intend to vote, and recommend that you vote, FOR this proposal.

IF YOU RETURN A PROPERLY EXECUTED BLUE UNIVERSAL PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL OF THE SHARES REPRESENTED BY YOUR BLUE UNIVERSAL PROXY CARD FOR PROPOSAL 4.
Proposal 5 – Renewal of Board Authority to Allot and Issue Shares under Irish Law
According to the Alkermes Proxy Statement, the Company will also solicit proxies with respect to a proposal for Shareholders to renew the Board’s authority to allot and issue Shares under Irish law in accordance with the terms set forth in Proposal 5. The Company has indicated in the Alkermes Proxy Statement that Shareholders are being asked to vote on the following resolution:
“RESOLVED, that the directors of the Company be and are hereby generally and unconditionally authorized pursuant to section 1021(1) of the Irish Companies Act 2014, with effect from the passing of this resolution, to exercise all powers of the Company to allot and/or issue relevant securities (within the meaning of section 1021(12) of the Irish Companies Act 2014) up to an aggregate nominal amount of $[•] ([•] shares) (being equivalent to approximately 20% of the aggregate nominal value of the issued ordinary share capital of the Company as of [•], 2023 (the latest practicable date before the filing of this proxy statement)), and the authority conferred by this resolution shall expire 18 months from the date of passing of this resolution, unless sooner renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired and, in that case, the directors may allot relevant securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired.”
Please refer to the Alkermes Proxy Statement for a discussion of such proposal.
We intend to vote, and recommend that you vote, FOR this proposal.
IF YOU RETURN A PROPERLY EXECUTED BLUE UNIVERSAL PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL OF THE SHARES REPRESENTED BY YOUR BLUE UNIVERSAL PROXY CARD FOR PROPOSAL 5.
Proposal 6 – Renewal of Board Authority to Disapply Statutory Pre-emption Rights under Irish Law
According to the Alkermes Proxy Statement, the Company will also solicit proxies with respect to a proposal for Shareholders to renew the Board’s authority to disapply the statutory pre-emption rights that would otherwise apply under Irish law in accordance with the terms set forth in Proposal 6. The Company has indicated in the Alkermes Proxy Statement that Shareholders are being asked to vote on the following resolution:
“RESOLVED, as a special resolution, that, subject to the passing of the resolution in respect of Proposal 5 (Board authority to allot and issue shares) as set out above, and with effect from the date of the passing of this resolution, the directors of the Company be and they are hereby empowered pursuant to section 1023 of the Irish Companies Act 2014 to allot equity securities (as defined in section 1023 of that Act) for cash, pursuant to the authority conferred by Proposal 5 as if sub-section (1) of section 1022 did not apply to any such allotment, provided that this power shall be limited to the allotment of equity securities up to an aggregate nominal value of $[•] (equivalent to [•] shares) (being equivalent to approximately 20% of the aggregate nominal value of the issued ordinary share capital of the Company as of [•], 2023 (the latest practicable date before the filing of this proxy statement)); and the authority conferred by this resolution shall expire 18 months from the passing of this resolution, unless sooner renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired and, in that case, the directors may allot equity securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired.”
Please refer to the Alkermes Proxy Statement for a discussion of such proposal.
We intend to vote, and recommend that you vote, FOR this proposal.
IF YOU RETURN A PROPERLY EXECUTED BLUE UNIVERSAL PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL OF THE SHARES REPRESENTED BY YOUR BLUE UNIVERSAL PROXY CARD FOR PROPOSAL 6.

Other Proposals
We know of no other business to be presented at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that the persons named on the enclosed BLUE universal proxy card will vote that proxy on such other matters in accordance with their judgment.

VOTING PROCEDURES
Form of Proxy
Both the Participants and Alkermes will be using a universal proxy card for voting at the Annual Meeting, which will include the name of all nominees for election to the Board. Shareholders have the ability to vote for up to seven nominees on the enclosed BLUE universal proxy card. Accordingly, there is no need to use the Company’s white proxy card, regardless of how you wish to vote.
If you vote and return both our BLUE universal proxy card and the Company’s white proxy card, only the latest dated, properly-executed proxy card will be counted.
IN ORDER TO SUPPORT THE SARISSA NOMINEES AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED BLUE UNIVERSAL PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT OR USE THE BLUE UNIVERSAL PROXY CARD TO VOTE BY INTERNET OR TELEPHONE.
Record Date
According to the Alkermes Proxy Statement, the Articles of Association and applicable law, Shareholders who are registered as Shareholders of the Company as of the close of trading on the Nasdaq Global Select Market (the “Nasdaq”) on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Further, on each matter to be voted upon, each Shareholder shall have one vote for each Share such Shareholder owned as of the Record Date, and cumulative voting is not permitted in the election of directors.
If you were a Shareholder of record on the Record Date, you will retain your voting rights at the Annual Meeting even if you sell such Shares after the Record Date. Accordingly, it is important that you vote the Shares held by you on the Record Date, or grant a proxy to vote such Shares on the BLUE universal proxy card, even if you sell such Shares after the Record Date.
Quorum
A quorum of Shareholders is necessary to hold a valid Annual Meeting. According to the Alkermes Proxy Statement under the Articles of Association, a quorum will be present if at least one or more Shareholders holding not less than a majority of the issued and outstanding shares entitled to vote at the Annual Meeting are present at the Annual Meeting or represented by proxy. For clarity, your shares will be counted toward the quorum if your proxy is properly executed or you vote in person at the Annual Meeting, even if your votes cast on one or more proposals are deemed invalid. Abstentions and broker non-votes (described below) will be counted toward the quorum requirement.
Abstentions and Broker Non-Votes
According to the Alkermes Proxy Statement, if you are a Shareholder of record and you vote “abstain” on any of the known proposals at the Annual Meeting, your Shares will not be voted on that proposal and will not be counted as votes cast in the final tally of votes on that matter.
Further, according to the Alkermes Proxy Statement, brokers, banks and other nominees may not use their discretion to vote your shares with respect to any of the known proposals to be voted on at the Annual Meeting, resulting in what are commonly referred to as “broker non-votes.” Like abstentions, broker non-votes will not be counted in determining the outcome of any of the known proposals at the Annual Meeting.
Vote Required for Approval
According to the Alkermes Proxy Statement, with respect to PROPOSAL 1 – ELECTION OF DIRECTORS – directors will be elected by a plurality of the votes cast on the resolutions in person or by proxy. “Plurality” means that only those seven director nominees receiving the highest number of votes cast “for” such nominees will be elected as directors. Irish law requires an “AGAINST” option for this proposal but votes cast “AGAINST” director nominees will have no effect on the election of director nominees. Abstentions and broker non-votes, if any, will have no effect on this proposal because they are not considered to be votes cast.

According to the Alkermes Proxy Statement, Shareholder approval of PROPOSAL 2 – NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS – is non-binding and advisory. However, in order to be approved on a non-binding and advisory basis, this proposal requires the affirmative vote of a majority of the votes cast on the resolution in person or by proxy. Abstentions and broker non-votes, if any, will have no effect on this proposal because they are not considered to be votes cast.
According to the Alkermes Proxy Statement, with respect to PROPOSAL 3 – NON-BINDING RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR AND ACCOUNTING FIRM AND BINDING AUTHORIZATION OF AUDIT AND RISK COMMITTEE TO SET INDEPENDENT AUDITOR AND ACCOUNTING FIRM’S REMUNERATION – the ratification component of this proposal is non-binding and advisory, whereas the authorization component of this proposal is binding and requires the affirmative vote of a majority of the votes cast on the resolution in person or by proxy. Abstentions and broker non-votes, if any, will have no effect on this proposal because they are not considered to be votes cast.
According to the Alkermes Proxy Statement, with respect to PROPOSAL 4 – APPROVAL OF ALKERMES PLC 2018 STOCK OPTION AND INCENTIVE PLAN, AS AMENDED – the approval of this proposal requires the affirmative vote of a majority of the votes cast on the resolution in person or by proxy. Abstentions and broker non-votes, if any, will have no effect on this proposal because they are not considered to be votes cast.
According to the Alkermes Proxy Statement, with respect to PROPOSAL 5 – RENEWAL OF BOARD AUTHORITY TO ALLOT AND ISSUE SHARES UNDER IRISH LAW – the approval of this proposal requires the affirmative vote of a majority of the votes cast on the resolution in person or by proxy. Abstentions and broker non-votes, if any, will have no effect on this proposal because they are not considered to be votes cast.
According to the Alkermes Proxy Statement, with respect to PROPOSAL 6 – RENEWAL OF BOARD AUTHORITY TO DISAPPLY STATUTORY PRE-EMPTION RIGHTS UNDER IRISH LAW – the approval of this proposal requires the affirmative vote of at least 75% of the votes cast on the resolution in person or by proxy. In addition, approval of Proposal 6 is conditioned upon prior approval of Proposal 5, because Irish law requires that a general authority to issue shares be granted before an authority can be granted to issue shares for cash on a non-pre-emptive basis. Abstentions and broker non-votes, if any, will have no effect on this proposal because they are not considered to be votes cast.
Voting Mechanics
You may vote “FOR” up to a total of seven nominees. If you vote using the BLUE universal proxy card for less than seven nominees, your Shares will be voted “FOR” only those nominees you have marked. If you vote using the BLUE universal proxy card “FOR” more than seven nominees, all of your votes on Proposal 1 will be invalid and, depending on the broker, bank, or other nominee through which you holder your shares, your votes cast on all other proposals before the Annual Meeting may also be invalid.
If you specify a choice with respect to any item by marking the appropriate box on the proxy, the Shares will be voted in accordance with that specification, subject to the limitation above. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED (I) FOR THE ELECTION OF MS. BONFIGLIO, DR. DENNER, AND DR. SCHLESINGER, AND EACH OF THE UNOPPOSED COMPANY NOMINEES; (II) AGAINST THE NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS; (III) FOR THE NON-BINDING RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR AND ACCOUNTING FIRM AND BINDING AUTHORIZATION OF AUDIT AND RISK COMMITTEE TO SET INDEPENDENT AUDITOR AND ACCOUNTING FIRM’S REMUNERATION; (IV) FOR THE APPROVAL OF ALKERMES PLC 2018 STOCK OPTION AND INCENTIVE PLAN, AS AMENDED; (V) FOR THE RENEWAL OF BOARD AUTHORITY TO ALLOT AND ISSUE SHARES UNDER IRISH LAW; AND (VI) FOR THE RENEWAL OF BOARD AUTHORITY TO DISAPPLY STATUTORY PRE-EMPTION RIGHTS UNDER IRISH LAW AND (VII) IN THE PROXY HOLDERS’ DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
How to Vote
If your Shares are held by a broker, bank, or other nominee, please direct your broker, bank, or other nominee to vote your Shares. If you attend the Annual Meeting and your Shares are held by a broker, bank, or other nominee, your mere attendance at the Annual Meeting WILL NOT be sufficient to vote your Shares or to cancel your prior given directions. You must have written authority from the record owner to vote the Shares in its name at the meeting. Contact D.F. King & Co., Inc. (“D.F. King”) at the number shown in this Proxy Statement for assistance or if you have any questions.
If your Shares are registered in your own name, as explained in the detailed instructions on your BLUE universal proxy card, there are four ways you may vote. You may:
1.
Sign, date and return the enclosed BLUE universal proxy card in the enclosed postage-paid envelope. We recommend that you vote on the BLUE universal proxy card even if you plan to attend the Annual Meeting;

2.	Vote via the Internet by going to the website indicated on the BLUE universal proxy card;
3.	Vote by telephone by calling the number indicated on the BLUE universal proxy card; or
4.	Vote in person by submitting a written ballot in person at the Annual Meeting.
Whether or not you are able to attend the Annual Meeting, you are urged to complete the enclosed BLUE universal proxy card and return it in the enclosed self-addressed, prepaid envelope.
If you have any questions or require any assistance in voting your Shares, please contact our proxy solicitor:
D.F. King & Co., Inc.
48 Wall Street
New York, New York 10005
Shareholders call toll-free: (866) 207-3648
Brokers and Banks call: (212) 493-6952
Email: ALKS@dfking.com
Revocation of Proxies
If your Shares are held by a broker, bank, or other nominee, please follow the instructions provided by your broker, bank, or other nominee to revoke or change your vote.
If your Shares are registered in your own name, you may revoke or change your proxy instructions at any time prior to the vote at the Annual Meeting by:
1.
Submitting a properly executed, subsequently dated proxy card that will revoke all prior voting instructions or proxy cards (the latest dated, properly-executed proxy is the only one that counts) by mail, Internet, or telephone;

2.	Attending the Annual Meeting and withdrawing your proxy by voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy); or
3.
Delivering written notice of revocation either to the Sarissa Participants c/o D.F. King & Co., Inc., 48 Wall Street, New York, NY 10005, or the Company’s Secretary, which notice must be received by the Inspector of Elections at the Annual Meeting prior to the closing of the polls at the Annual Meeting.

Although a revocation is effective if delivered to the Company, the Sarissa Participants request that either the original or a copy of any revocation be mailed to the Sarissa Participants c/o D.F. King & Co., Inc., 48 Wall Street, New York, NY 10005, so that the Sarissa Participants will be aware of all revocations.
IF YOU PREVIOUSLY SIGNED AND RETURNED A WHITE PROXY CARD TO ALKERMES, WE URGE YOU TO REVOKE IT BY (1) MARKING, SIGNING, DATING, AND RETURNING THE ENCLOSED BLUE UNIVERSAL PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT OR BY USING THE BLUE UNIVERSAL PROXY CARD TO VOTE BY INTERNET OR TELEPHONE, (2) ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON OR (3) DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE SARISSA PARTICIPANTS OR TO THE COMPANY’S SECRETARY, WHICH NOTICE MUST BE RECEIVED BY THE INSPECTOR OF ELECTIONS AT THE ANNUAL MEETING PRIOR TO THE CLOSING OF THE POLLS AT THE ANNUAL MEETING.

Delivery of Proxy Materials
Some brokers, banks and other nominees may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the document to you if you write to our proxy solicitor, D.F. King & Co., Inc., at the address set forth on the back cover of this Proxy Statement or call toll free at (866) 207-3648. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your broker, bank, or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.
The Participants intend to deliver a proxy statement and form of proxy to a number of holders of the Company’s voting shares reasonably believed by the Participants to be sufficient to elect the Sarissa Nominees at the Annual Meeting and in any case such holders of the Company’s voting shares sufficient to comply with Rule 14a-19 under the Exchange Act.
Cost and Method of Solicitation
Solicitation of proxies pursuant to this Proxy Statement will be made by the Participants. In connection therewith, the Participants have retained D.F. King to conduct the solicitation, for which D.F. King is to receive a fee of up to $[•]. Sarissa Capital has agreed to indemnify D.F. King against certain liabilities and expenses. Proxies may be solicited by mail, courier services, Internet, advertising, telephone, or in person. It is anticipated that D.F. King will employ up to 25 persons to solicit proxies from Shareholders for the Annual Meeting. The total expenditures in furtherance of, or in connection with, the solicitation of proxies is approximately $[•] to date and is estimated to be approximately $[•] in total.
In addition, it is anticipated that certain regular employees of the Sarissa Participants may participate in the solicitation of proxies in support of the proposals set forth herein. Such employees will receive no additional consideration if they assist in the solicitation of proxies.
The Sarissa Participants will pay all costs associated with this solicitation. Such Sarissa Participants may decide to seek reimbursement from the Company for such expenses if any Sarissa Nominee is elected, but such reimbursement shall not be submitted to the Shareholders for a vote thereon.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement contains forward-looking statements. All statements contained herein that are not clearly historical in nature or that necessarily depend on future events are forward-looking, and the words “anticipate,” “believe,” “expect,” “potential,” “could,” “opportunity,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. The statements contained herein that are not historical facts are based on current expectations, speak only as of the date of this Proxy Statement and involve risks, uncertainties and other factors that may cause actual results, performance, or achievements to be materially different from any future results, performances, or achievements expressed or implied by such statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Sarissa Capital. Although Sarissa Capital believes that the assumptions underlying the forward-looking statements are reasonable as of the date of this Proxy Statement, any of the assumptions could be inaccurate and therefore, there can be no assurance that the forward-looking statements included herein will prove to be accurate and therefore actual results could differ materially from those set forth in, contemplated by, or underlying those forward-looking statements. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation as to future results or that the objectives and strategic initiatives expressed or implied by such forward-looking statements will be achieved. Except to the extent required by applicable law, Sarissa Capital will not undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any forward-looking statements herein to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

ADDITIONAL INFORMATION
Certain information relating to Alkermes is omitted from this Proxy Statement. Such information includes, among other things, current biographical and compensation information of the Alkermes’ directors and officers, information concerning certain relationships and related party transactions of Alkermes, information about the independent accountants of Alkermes, information as to the securities of Alkermes held by Alkermes’ directors, executive officers and 5% shareholders, information as to the date by which proposals of security holders intended to be presented at the next annual meeting of Shareholders must be received by Alkermes, and other important information. SHAREHOLDERS ARE DIRECTED TO REFER TO THE ALKERMES PROXY STATEMENT FOR THE FOREGOING INFORMATION, INCLUDING INFORMATION REQUIRED BY ITEM 7 OF SCHEDULE 14A WITH REGARD TO THE ALKERMES NOMINEES. SHAREHOLDERS CAN ACCESS THE ALKERMES PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS DISCLOSING THIS INFORMATION, WITHOUT COST, ON THE SEC’S WEBSITE AT WWW.SEC.GOV. The Participants take no responsibility for the accuracy or completeness of any information contained in or taken from Alkermes’ public filings.

ANNEX A
INFORMATION REGARDING THE PARTICIPANTS
The principal business address of each of the Participants, besides Dr. Schlesinger, is c/o Sarissa Capital Management LP, 660 Steamboat Road, 3rd Floor, Greenwich, CT 06830. The principal business address of Dr. Schlesinger is c/o The Rockefeller University, 1230 York Ave, New York, NY 10065.
Except as set forth herein, (a) each Participant is not, and was not within the past year, a party to any contract, arrangement, or understanding with any person with respect to any securities of Alkermes, including, but not limited to, joint ventures, loan, or option arrangements, puts, or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (b) no Participant and no associate of any Participant has any arrangement or understanding with any person with respect to (x) any future employment by Alkermes or its affiliates or (y) any future transactions to which Alkermes or any of its affiliates will or may be a party; (c) no Participant and no associate of any Participant owns beneficially, directly or indirectly, any securities of Alkermes or any subsidiary of Alkermes; and (d) no Participant and no associate of any Participant was party to a transaction that is required to be described under Item 404(a) of Regulation S-K.
Beneficial Ownership of Shares
The following table shows the number of Shares that are beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by the Participants as of the Record Date. Except as described herein, the applicable Participant has shared voting and dispositive power with regard to such Shares.
(1) Title of Class	(2) Name of Beneficial Owner	(3) Amount of Beneficial Ownership	(4) Percent of Class*
Shares	Sarissa Capital	14,040,000	[•]%
Shares	Offshore	1,743,007	[•]%
Shares	Catapult Co	3,818,360	[•]%
Shares	Catapult LLC	1,257,000	[•]%
Shares	Hawkeye	3,594,696	[•]%
Shares	ISP	2,477,184	[•]%
Shares	Master II	92,341	[•]%
Shares	Athena	760,725	[•]%
Shares	Atom	296,687	[•]%
Shares	Offshore GP†	1,835,348	[•]%
Shares	Fund GP LLC†	9,164,228	[•]%
Shares	Fund GP LP†	9,164,228	[•]%
Shares	Management GP†	14,040,000	[•]%
Shares	Dr. Denner†	14,040,000	[•]%
*	based upon the [•] Shares stated to be outstanding as of the Record Date by the Company as set forth in the Alkermes Proxy Statement.
†	may be deemed to indirectly beneficially own such Shares.
Other than 950 Shares owned of record by Offshore, none of the Participants owns any Shares of record as of the date hereof.
Fund GP LLC is the general partner of Fund GP LP. Fund GP LP is (i) a special member of Catapult LLC, (ii) the general partner of Hawkeye and ISP, and (iii) the sole member of Offshore GP. Offshore GP is the general partner of Offshore and Master II. Management GP is the general partner of Sarissa Capital. Sarissa Capital is (i) a registered investment advisor to Offshore, Hawkeye, ISP, Master II, Athena, and Atom, (ii) a director of Catapult Co, and (iii) the managing member of Catapult LLC. Dr. Denner is the managing member of Fund GP LLC and Management GP. Dr. Denner is also (i) the Chief Investment Officer of Sarissa Capital, and (ii) a member of the board of directors of Athena. As such, Dr. Denner is in a position, indirectly, to determine the investment and voting decisions made by each of the other Sarissa Participants.

Fund GP LLC is primarily engaged in the business of serving as the general partner of Fund GP LP. Fund GP LP is primarily engaged in the business of serving as the general partner or managing member of certain investment funds (including Catapult LLC, Hawkeye, ISP, and Offshore GP). Offshore GP is primarily engaged in the business of serving as the general partner or member of certain investment funds (including Offshore and Master II). Management GP is primarily engaged in the business of serving as the general partner of Sarissa Capital. Sarissa Capital is primarily engaged in the business of serving as a registered investment adviser to certain investment funds (including Hawkeye, ISP, Offshore, Master II, Athena, and Atom). Dr. Denner is primarily engaged in the business of serving as the Chief Investment Officer of Sarissa Capital. Each of Offshore, Catapult Co, Catapult LLC, Hawkeye, ISP, Master II, Athena, and Atom is primarily engaged in the business of investing in securities.
Two Year Summary Table:
The following table indicates the date of each purchase and sale of securities of the Company by the Participants within the past two years and the number of securities in each such purchase and sale. No part of the purchase price or market value of the securities listed below is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. Each entry marked with an * is a physically settled total return settled swap.
Name	Date	Shares Purchased/(Sold)
Offshore
	01/11/2022	(815,600)
	04/17/2023	(209,652)
Catapult Co
	01/11/2022	1,056,600
	10/25/2022	(62,240)
	10/26/2022	(344,360)
	10/27/2022	(350,000)
	10/28/2022	(300,000)
	04/14/2023	3,818,360
Catapult LLC
	06/10/2021	50,000
	06/11/2021	25,000
	06/14/2021	125,000
	06/15/2021	100,000
	06/15/2021	100,000
	08/03/2021	150,000
	08/05/2021	3,000
	08/06/2021	50,000
	08/10/2021	125,000
	08/11/2021	75,000
	08/12/2021	50,000
	08/13/2021	200,000
	08/16/2021	50,000
	09/02/2021	42,000
	09/03/2021	100,000
	09/07/2021	50,000
	09/08/2021	80,000

Name	Date	Shares Purchased/(Sold)
	09/09/2021	150,000
	09/10/2021	150,000
	09/14/2021	68,000
	09/30/2021	191,760
	11/24/2021	125,000
	11/26/2021	75,000
	11/29/2021	125,000
	11/30/2021	200,000
	12/01/2021	75,000
	12/02/2021	55,000
	12/02/2021	1,000
	12/03/2021	150,000
	12/06/2021	21,000
	10/06/2022	(255,000)
	10/07/2022	(262,000)
	10/10/2022	(269,000)
	10/11/2022	(273,000)
	10/12/2022	(88,000)
	10/12/2022	(198,000)
	10/13/2022	(285,000)
	10/14/2022	(286,000)
	10/17/2022	(291,000)
	10/18/2022	(296,000)
	10/19/2022	(301,000)
	10/20/2022	(306,000)
	10/21/2022	(312,000)
	10/24/2022	(327,000)
	10/25/2022	(269,760)
	10/06/2022	255,000*
	10/07/2022	262,000*
	10/10/2022	269,000*
	10/11/2022	273,000*
	10/12/2022	88,000*
	10/12/2022	198,000*
	10/13/2022	285,000*
	10/14/2022	286,000*
	10/17/2022	291,000*
	10/18/2022	296,000*
	10/19/2022	301,000*
	10/20/2022	306,000*
	10/21/2022	312,000*
	10/24/2022	327,000*

Name	Date	Shares Purchased/(Sold)
	10/25/2022	62,240*
	10/25/2022	269,760*
	10/26/2022	344,360*
	10/27/2022	350,000*
	10/28/2022	300,000*
	04/14/2023	(5,075,360)*
	04/14/2023	1,257,000
Hawkeye
	05/24/2021	1,000,000
	05/25/2021	596,000
	05/25/2021	179,000
	05/28/2021	225,000
	09/30/2022	197,044
	04/17/2023	209,652
ISP
	09/30/2022	220,558
Athena
	01/11/2022	(241,000)
	09/30/2022	(197,044)
	09/30/2022	(132,031)
Atom
	09/30/2021	(191,760)
	09/30/2022	(88,527)

IMPORTANT
Your vote is important, no matter how many Shares you own.
1. If your Shares are registered in your own name, please sign and date the enclosed BLUE universal proxy card and return it in the enclosed postage-paid envelope today, or vote via the Internet or by telephone by following the voting instructions on the BLUE universal proxy card.
2. If your Shares are held by a broker, bank, or other nominee, please direct your broker, bank, or other nominee to vote your Shares.
Since only your latest dated, properly-executed proxy card will count, in order to support the Sarissa Nominees, please make certain that the latest dated proxy card you return is the BLUE universal proxy card.
If you have any questions or require any assistance in voting your shares, please contact our proxy solicitor:
D.F. King & Co., Inc.
48 Wall Street
New York, New York 10005
Shareholders call toll-free: (866) 207-3648
Brokers and Banks call: (212) 493-6952
Email: ALKS@dfking.com

PRELIMINARY COPY OF PROXY CARD. SUBJECT TO COMPLETION.
BLUE UNIVERSAL PROXY CARD
ALKERMES PLC
2023 ANNUAL GENERAL MEETING OF SHAREHOLDERS
(the “Annual Meeting”)
THIS PROXY IS SOLICITED ON BEHALF OF
Sarissa Capital Management LP, Sarissa Capital Offshore Master Fund LP, Sarissa Catapult Holdings Ltd, Sarissa Capital Catapult Fund LLC, Sarissa Capital Hawkeye Fund LP, ISP Fund LP, Sarissa Capital Master Fund II LP, Sarissa Capital Athena Fund Ltd, Atom Master Fund LP, Sarissa Capital Fund GP LP, Sarissa Capital Fund GP LLC, Sarissa Capital Offshore Fund GP LLC, Sarissa Capital Management GP LLC, Alexander J. Denner, Ph.D., Patrice Bonfiglio, and Sarah J. Schlesinger, M.D.
THIS SOLICITATION IS NOT BEING MADE ON BEHALF OF THE BOARD OF DIRECTORS OF ALKERMES PLC
The undersigned hereby appoints Mark DiPaolo, Odysseas Kostas, Patrice Bonfiglio, and Edward McCarthy (collectively, the “Named Proxy Holders”), or each or any of them, as the true and lawful proxies of the undersigned, each with full power of substitution and revocation, and authorizes them to vote all the shares of Alkermes plc (the “Company”) which the undersigned is entitled to vote at the Annual Meeting and any adjournment or postponement thereof upon the matters specified in this proxy card (the “Proxy Card”) and upon such other matters as may be properly brought before the Annual Meeting and any adjournment or postponement thereof, conferring authority upon such true and lawful proxies to vote in their discretion on such other matters as may properly come before the Annual Meeting and revoking any proxy heretofore given.
The Annual Meeting is scheduled to be held on [•], 2023, at [•] p.m., Irish Standard Time, at [•] for Shareholders as of [•].
WHEN PROPERLY EXECUTED, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. FOR PROPOSAL 1, YOU MAY ONLY VALIDLY VOTE “FOR” UP TO SEVEN NOMINEES IN TOTAL. YOU ARE PERMITTED TO VOTE “FOR” FEWER THAN SEVEN NOMINEES, IN WHICH CASE YOUR SHARES WILL ONLY BE VOTED “FOR” THOSE NOMINEES YOU HAVE MARKED. IF YOU VOTE “FOR” MORE THAN SEVEN NOMINEES, ALL OF YOUR VOTES ON PROPOSAL 1 WILL BE INVALID AND DEPENDING ON THE BROKER, BANK, OR OTHER NOMINEE THROUGH WHICH YOU HOLD YOUR SHARES, YOUR VOTES CAST ON ALL OTHER PROPOSALS BEFORE THE ANNUAL MEETING MAY ALSO BE INVALID. IF NO DIRECTION ON PROPOSAL 1 OR ANY OTHER PARTICULAR PROPOSAL IS GIVEN, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE SARISSA PARTICIPANTS AS SET FORTH IN THIS PROXY CARD.
In their direction, the Named Proxy Holders are authorized to vote upon such other matters that may properly come before the Annual Meeting and any adjournment or postponement thereof.
PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK YOUR VOTES ON THE REVERSE SIDE.

ALKERMES PLC
YOUR VOTE IS IMPORTANT
Please take a moment now to vote your Alkermes plc
Ordinary Shares for the upcoming Annual Meeting.
A Proxy Card submitted by mail must be received by the Inspector of Elections at the Annual Meeting before the closing of the polls at the Annual Meeting. Internet and telephone votes must be received by the Inspector of Elections at the Annual Meeting before the closing of the polls at the Annual Meeting.
1. Vote by Telephone – Call toll-free from the U.S. or Canada at [•] on a touch-tone telephone. If outside the U.S. or Canada, call [•]. Please follow the simple instructions provided. You will be required to provide the unique control number printed below.
OR
2. Vote by Internet – Please access [•], and follow the simple instructions provided. You will be required to provide the unique control number printed below.
CONTROL NUMBER:

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the Named Proxy Holders to vote your shares in the same manner as if you had executed a proxy card.

OR
3. Vote by Mail – If you do not have access to a touch-tone telephone or to the Internet, or if you wish to vote by mail, please sign, date and return the proxy card in the envelope provided or mail to: [•].

Any shareholder entitled to attend and vote at the Annual Meeting may appoint one or more proxies, who need not be a shareholder(s) of the Company. A proxy is required to vote in accordance with any instructions provided. Completion of a proxy card will not preclude a shareholder from attending and voting at the Annual Meeting in person.
1. To elect seven directors to serve on the Board. While you may mark instructions with respect to any of the nominees, you may only validly vote “FOR” up to seven nominees in total. You are permitted to vote “FOR” fewer than seven nominees, in which case your shares will be voted “FOR” only those nominees you have marked. If you vote “FOR” more than seven nominees, all of your votes on Proposal 1 will be invalid and, depending on the bank, or other nominee through which you hold your shares, your votes cast on all other proposals before the Annual Meeting may also be invalid. If you sign and return your proxy card and do not specify how you want your shares to be voted on Proposal 1, they will be voted “FOR” all of the Sarissa Nominees.

WE RECOMMEND THAT YOU VOTE “FOR” EACH OF THE SARISSA NOMINEES.

SARISSA NOMINEES:		FOR	AGAINST	ABSTAIN
1A. Patrice Bonfiglio		☐	☐	☐
1B. Alexander Denner, Ph.D.		☐	☐	☐
1C. Sarah J. Schlesinger, M.D.		☐	☐	☐

WE RECOMMEND THAT YOU VOTE “FOR” EACH OF THE UNOPPOSED NOMINEES.

UNOPPOSED COMPANY NOMINEES:		FOR	AGAINST	ABSTAIN
1D.	[•]	☐	☐	☐
1E.	[•]	☐	☐	☐
1F.	[•]	☐	☐	☐
1G.	[•]	☐	☐	☐

WE RECOMMEND THAT YOU “ABSTAIN” ON EACH OF THE OPPOSED COMPANY NOMINEES.

OPPOSED COMPANY NOMINEES:		FOR	AGAINST	ABSTAIN
1H.	[•]	☐	☐	☐
1I.	[•]	☐	☐	☐
1J.	[•]	☐	☐	☐
WE RECOMMEND THAT YOU VOTE “AGAINST” THE APPROVAL IN A NON-BINDING, ADVISORY VOTE, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

2. To approve, in a non-binding, advisory vote, the compensation of the Company’s named executive officers.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

WE RECOMMEND THAT YOU VOTE “FOR” THE RATIFICATION, IN A NON-BINDING VOTE, OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT AUDITOR AND ACCOUNTING FIRM OF THE COMPANY AND TO AUTHORIZE, IN A BINDING VOTE, THE AUDIT AND RISK COMMITTEE OF THE BOARD TO SET THE INDEPENDENT AUDITOR AND ACCOUNTING FIRM’S REMUNERATION.

3. To ratify, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the independent auditor and accounting firm of the Company and to authorize, in a binding vote, the Audit and Risk Committee of the Board to set the independent auditor and accounting firm’s remuneration.
	FOR	AGAINST	ABSTAIN
	☐	☐	☐

WE RECOMMEND THAT YOU VOTE “FOR” THE APPROVAL OF THE ALKERMES PLC 2018 STOCK OPTION AND INCENTIVE PLAN, AS AMENDED.

4. To approve the Alkermes plc 2018 Stock Option and Incentive Plan, as amended.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

WE RECOMMEND THAT YOU VOTE “FOR” THE APPROVAL TO RENEW BOARD AUTHORITY TO ALLOT AND ISSUE SHARES UNDER IRISH LAW.

5. To renew Board authority to allot and issue shares under Irish law.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

WE RECOMMEND THAT YOU VOTE “FOR” THE APPROVAL TO RENEW BOARD AUTHORITY TO DISAPPLY THE STATUTORY PRE-EMPTION RIGHTS THAT WOULD OTHERWISE APPLY UNDER IRISH LAW.

6. To renew Board authority to disapply the statutory pre-emption rights that would otherwise apply under Irish law.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

Date: , 2023

Signature

Signature (if jointly held)

Title(s)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.